Vanguard Balanced Index Fund

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Christine D. Franquin, Principal of Vanguard. She has managed the stock portion of the Fund since 2013.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the bond portion of the Fund since 2013.

Paul M. Malloy, CFA, Portfolio Manager. He has co-managed the bond portion of the Fund since 2013.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Christine D. Franquin, Principal of Vanguard. She has managed investment portfolios since joining Vanguard in 2000 and has managed the stock portion of the Fund since 2013. Education: B.A., Universitaire Faculteiten Sint-Ignatius Antwerpen, Belgium; J.D., University of Liege, Belgium; M.S., Clark University.

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has been with Vanguard since 1998; has worked in investment management since 1999; has managed investment portfolios since 2005; and has co-managed the bond portion of the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Paul M. Malloy, CFA, Portfolio Manager. He has worked in investment management since joining Vanguard in 2005 and has co-managed the bond portion of the Fund since 2013. Education: B.S., St. Francis University.

CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 02 022013

Vanguard Valley Forge Funds

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “Other Accounts Managed” is revised to indicate that Christine D. Franquin manages the stock portion of Vanguard Balanced Index Fund, and that Joshua C. Barrickman and Paul M. Malloy co-manage the bond portion of Vanguard Balanced Index Fund. All references to Gregory Davis are removed.

As of January 31, 2013, Ms. Franquin managed four other registered investment companies with total assets of $62 billion, three other pooled investment vehicles with total assets of $14.8 billion, and four other accounts with total assets of $6.5 billion (advisory fees not based on account performance).

As of January 31, 2013, Mr. Barrickman managed five other registered investment companies with total assets of $96 billion (advisory fees not based on account performance).

As of January 31, 2013, the named portfolio managers did not own any shares of Vanguard Balanced Index Fund.

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SAI 002 022013